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                          MFS(R) STRATEGIC GROWTH FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the section of the prospectus, entitled "Management of the Fund Portfolio Managers", is hereby restated as follows:

MFS Strategic Growth Fund - S. Irfan Ali, a Vice President of the Adviser, is the Fund's portfolio manager. Mr. Ali has been employed as a portfolio manager by the Adviser since 1993, and has been the fund's portfolio manager since February 24, 1999.



                The date of this Supplement is December 1, 1999.